Exhibit 10.5
SECOND AMENDMENT TO
CANO HEALTH, INC.
2021 EMPLOYEE STOCK PURCHASE PLAN
THIS SECOND AMENDMENT is made by Cano Health, Inc. (the “Company”) for the purpose of amending the Cano Health, Inc. 2021 Employee Stock Purchase Plan (the “ESPP” or the “Plan”).
WITNESSETH:
WHEREAS, the Company maintains the ESPP, which has been approved and adopted by the Company’s board of directors (the “Board”);
WHEREAS, when adopting the Plan, the Company intended that Plan Participants should be beneficial owners of stock purchased under the Plan on the Exercise Date and that the Exercise Date should occur on the first trading day, or as soon as reasonably practicable, following expiration of each Offering Period;
WHEREAS, to effectuate the original Company intentions regarding beneficial ownership the Company wishes to amend the ESPP as set forth below.
NOW THEREFORE, the Company hereby amends the ESPP, effective as of December 14, 2021 (the “Effective Date”), as follows:
1.The first sentence of Section 8 shall be deleted and replaced with the following:

“On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the first trading day, or as soon as reasonably practicable (but in no event more than 30 days), following expiration of each Offering Period (the “Exercise Date”), at the Option Price hereinafter provided for, the lowest of (a) a number of shares of Common Stock determined by dividing such Participant’s accumulated Employee Contributions on such Exercise Date by the Option Price (as defined herein), or (b) such other lesser maximum number of shares or value as shall have been established by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below.”

2.Except as amended herein, the terms, conditions, and provisions of the ESPP, as previously amended, are confirmed, and remain unchanged. Capitalized terms not defined herein shall have the same meaning as provided under the terms of the Plan.
IN WITNESS WHEREOF, Cano Health, Inc. has caused this First Amendment to be executed on its behalf by its duly authorized officer this 14th day of December 2021.
CANO HEALTH, INC.
By:    ______________________

Name:     ______________________

Its: ________________